SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 Or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 19, 2005

FORMFACTOR, INC.

(Exact Name of Registrant
as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-50307 (Commission File Number)	13-3711155 (IRS Employer Identification No.)

7005 Southfront Road, Livermore, CA (Address of Principal Executive Offices)	94551 (Zip Code)

Registrant’s telephone number, including area code: (925) 290-4000

N/A
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02(b).   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

As previously announced at the Annual Meeting of Stockholders of FormFactor, Inc. (the “Company”) on May 19, 2005, William H. Davidow, Ph.D., the Company’s Chairperson and a Class I member of the board of directors (the “Board”) has confirmed that he will step down from the Board effective August 5, 2005. Dr. Davidow has accepted an appointment to become Chairperson Emeritus of the Company beginning August 5, 2005.

The Company also announced the election of James A. Prestridge, a current member of the Board, to the position of Chairperson of the Board, effective August 5, 2005.

Item 5.03.   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 19, 2005, the Company’s Board established a Director Emeritus program under which former directors may be appointed to the position of Director Emeritus or Chairperson Emeritus in recognition of their service on the Board and to assist in continuity of membership on the Board. Individuals appointed as Director Emeritus or Chairperson Emeritus will serve for renewable one year terms. They will receive no annual stock grant and no annual fee, but will receive the same compensation for attendance at Board meetings as is received by members of the Board, as detailed in the Company’s Current Report on Form 8-K filed February 23, 2005. Persons who accept appointment to the position of Director Emeritus or Chairperson Emeritus, as the case may be, will provide advisory and consulting services on such business matters as the Board may determine and may attend all meetings of the Board and participate in a non-voting capacity at such meetings. Persons serving as Director Emeritus or Chairperson Emeritus will be subject to the same trading windows and restrictions as members of the Board.

In connection with the establishment of the Director Emeritus program, effective May 19, 2005, the Board amended the Company’s By-laws to add the following provision:

Section 2.11: Directors Emeritus; Chairperson Emeritus. The Board of Directors may, by resolution adopted by a majority of the whole Board, appoint a director or former director who has served the corporation with distinction as a Director Emeritus or, in the case of a director who has served as chairperson of the Board of Directors, as Chairperson Emeritus. Such appointment shall in each case be for a term expiring at the next Annual Meeting of Stockholders but shall be subject to renewal, by the same vote, at the meeting of the Board immediately following the Annual Meeting. A Director Emeritus or Chairperson Emeritus shall not be considered a member of the Board of Directors, but shall be a consultant to the Board and, in such capacity, shall be invited to attend all meetings of the Board and such meetings of the committees of the Board as the chairman of the Board shall determine to be appropriate. For his or her services, a Director Emeritus or Chairperson Emeritus shall be entitled to receive the same compensation for meetings actually attended as members of the Board of Directors, but shall not be entitled to receive any annual or other periodic fee or retainer paid to members of the Board.

A copy of the Company’s Amended and Restated By-laws is furnished as an exhibit to this Form 8-K.

Item 9.01.   Financial Statements and Exhibits.

Exhibit
Number	Description
3.02	Amended and Restated By-laws of the Company.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORMFACTOR, INC.

Date:	May 25, 2005	By:	/s/ STUART LOWELL MERKADEAU

			Name:	Stuart Lowell Merkadeau
			Title:	Sr. VP, General Counsel & Secretary

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Exhibit
Number	Description
3.02	Amended and Restated By-laws of the Company.

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